SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 19, 2002
                            ------------------------
                Date of Report (Date of earliest event reported)

                            STRATOSPHERE CORPORATION
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  DELAWARE                          1-12030                 88-0292318
 ----------------                  ----------             ---------------
(State of Organization)           (Commission              (IRS Employer
                                   File Number)           Identification Number)

                         2000 LAS VEGAS BOULEVARD SOUTH
                               LAS VEGAS NV 89104
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         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (702) 383-4778
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On December 19, 2002 the Company issued a joint press release with American Real Estate Partners, L.P., a copy of which is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.    DESCRIPTION

99.1 Joint Press Release of American Real Estate Partners, L.P. and Stratosphere Corporation, dated as of December 19, 2002.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            STRATOSPHERE CORPORATION
                            (Registrant)

                            By:   / s /  Denise Barton
                                -----------------------------------------
                                 Denise Barton
                                Chief Financial Officer/Secretary/Treasurer


Dated:  December 19, 2002


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